Quest Resource Management Corporation NASDAQ:QRHC Investor Presentation March 2026 Exhibit 99.1

Safe Harbor The statements contained in this Investor Presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Investor Presentation, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, and markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "anticipates," "believes," "estimates," "expects," "intends," " targets," "contemplates," "projects," "predicts," "may," "might," "plan," "will," "would," "should," "could, "can," "potential,” “continue," "objective," or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Specific forward-looking statements in this Investor Presentation include our belief that we turn our Clients' sustainability strategies into financial gains and competitive strength; our belief that we are poised to achieve significant margin improvement; and our growth strategy. All forward-looking statements included herein are based on information available to us as of the date hereof and speak only as of such date. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. The forward-looking statements contained in this Investor Presentation reflect our views as of the date of this Investor Presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results, performance, or achievements to differ significantly from those expressed or implied in any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, performance, or achievements. A number of factors could cause actual results to differ materially from those indicated by the forward-looking statements, including competition in the environmental services industry, the impact of the current economic environment, and other factors detailed from time to time in our reports to the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Certain information contained in this material is made available to Quest Resource Holding Corporation by third parties. Quest Resource Holding Corporation is not responsible for the content of any information made available to it by any third party. Quest Resource Holding Corporation disclaims any liability to any person for any delays, inaccuracies, errors, omissions, or defects in any such information or the transmission thereof, or for any actions taken by any person in reliance on such information or any damages arising from or relating to any use of such information. Information prepared by Quest Resource Holding Corporation that is included in this material speaks only as of the date that it was prepared. This information may be incomplete or may have become out of date. Quest Resource Holding Corporation makes no commitment and disclaims any duty, to update or revise such information. Reconciliation of U.S. GAAP to Non-GAAP Financial Measures In this Investor Presentation, a non-GAAP financial measure, "Adjusted EBITDA," is presented. From time-to-time, Quest considers and uses the supplemental measure of operating performance in order to provide an improved understanding of underlying performance trends. Quest believes it is useful to review, as applicable, both (1) GAAP measures that include (i) depreciation and amortization, (ii) interest expense, (iii) stock-based compensation expense, (iv) income tax expense, and (v) certain other adjustments, and (2) non-GAAP measures that exclude such items. Quest presents the non-GAAP measure because it considers it an important supplemental measure of Quest's performance. Quest's definition of this adjusted financial measure may differ from similarly named measures used by others. Quest believes this measure facilitates operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. This non-GAAP measure has limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company's GAAP measures. (See attached tables "Reconciliation of Net Income (Loss) to Adjusted EBITDA”).  *Adjusted EBITDA is a Non-GAAP term.

About Quest We are a national provider of innovative waste management solutions that help our customers achieve operational efficiencies, reduce and avoid unnecessary costs, and meet sustainability goals Dallas, TX Corporate HQ $200B+ North American waste and recycling market 150+ Waste streams effectively handled $250 million FY’25 Revenue QRHC NASDAQ listed >32 million Services delivered annually 30,000+ Customers actively serviced 2007 Quest is founded 2009 Went public on NASDAQ under ticker symbol QRHC 2008 Began tire and motor oil recycling; launched national food waste recycling program 2011 Expanded into waste recycling services for manufacturing and office buildings 2012 Rebranded as Quest Resource Management Group, adding sustainability services 2016 Enhanced focus on sustainability solutions; improved gross margin from 8% to >18% 2020-2023 Executed several successful acquisitions to expand expertise 2024 Onboarded record level of new clients and implemented new technologies to improve speed, consistency, and profitability of services

Our Purpose, Mission & Values Drive Everything We Do Our PURPOSE Our MISSION Our VALUES Develop People Foster Respect Deliver Innovation Value Relationships Pursue Excellence Creating a more prosperous future by eliminating unnecessary costs, resources, time, and materials that are associated with the waste and recycling of businesses We are committed to building solutions that eliminate waste in all its forms to better the planet and drive operational efficiencies for our customers

Thematic and Secular Trends Support Long-Term Growth Increasing federal, state and local regulation means that tracking and reporting compliance is burdensome and non-compliance is severely penalized Waste-handling methods are evolving, creating an increasing number of economically viable disposal and recycling methods for complex waste streams Lack of tailored solutions for diverse customers and waste-handling needs leads to suboptimal service and overcharging for unneeded services, creating operational inefficiencies Landfill costs are increasing, as are desires for landfill diversion Inherent and growing value of centralized, auditable and transparent data required by customers; both asset-based and decentralized operators either don’t have it or won’t share it Sustainability remains critical and stakeholders continue to demand companies be responsible stewards of environmental and social resources

The Quest Asset-Light Model Operational efficiencies Cost reduction and avoidance Extensive data and consultative insight Centralized invoicing Enhanced sustainability Regulatory compliance Incremental volume and utilization Best-in-class service Competitive pricing leveraged by Quest’s scale and network Tailored waste handling solutions Enhanced route density Improved asset utilization New and previously inaccessible business Single, centralized PO Receivables management Customers Vendors Allows us to draw from entire market of providers to select premier solutions, oversee all service aspects as a unified partner

Niche Market Position and Differentiated Platform Asset-Based Operators Regional Operators Business Structure Asset and capital intensive Single office/location operations Asset and capital light Solutions Limited disposal methods that are contingent upon owned assets Narrow breadth of capabilities Solution-agnostic; can dispatch any vendor to any need anywhere in U.S. Expertise Limited by owned asset base Specialize in only a few waste streams Capable of handling >150 unique and complex waste streams Scale Nationwide Fragmented; often lack capital to scale effectively Cover every zip code in the U.S. Incentives Economics driven by landfill utilization, price and volume Economics driven by equipment utilization Economics driven by customer attainment of operational efficiencies Invoicing Centralized invoicing for national accounts Limited scale and scope precludes centralization efforts/efficiencies Centralized invoicing consolidates multiple POs into one simple invoice Data & Insight Slower to adopt new technology; data not shared with customers Limited investment in IT Vast auditable data transparently shared with customer to drive insights, reporting Sustainability Landfill diversion not incentivized Lack breadth of capabilities and data to enhance customers’ sustainability Comprehensive solutions to advance sustainability footprint Quest’s differentiated model meets an under-served demand with solutions and incentives that are fully aligned with customer

Customer Value Delivered Across Multiple Needs Tailored waste handling solutions that streamline customer operations, create efficiencies and enhance sustainability footprint Cost Reduction & Avoidance Data Insight Regulatory Compliance Enhanced Sustainability Operational Efficiency Extensive waste and process audit to identify excess cost and hidden fees Centralized, single invoice for all customer locations Formal invoice audit and outsourced invoicing and payment to Quest Rising regulatory burden for proper waste handling and disposal Complex waste streams require unique expertise Compliance reduces risk and regulatory penalty In-depth data and consultative insight to optimize waste management needs Supports sustainability and ESG reporting that relies on standardized, auditable data Reduced waste footprint Higher landfill diversion rates Improved sustainability profile and better steward of our natural resources Tailored waste handling and recycling solutions drive streamlined operations and cost synergies

Broad Vendor Network Covers All Areas of Expertise Presence in Canada Strategic, targeted markets 1,000 Recycling Facilities 30,000 Professionals 25,000 Trucks 3,500 Vendors National coverage in U.S. Every zip code in America Breadth of network drives competitive pricing process for customers and capacity utilization, operational efficiencies for vendors National reach, presence in Canada 3,500 vendors / 30,000 professionals 1,000 recycling facilities / 25,000 trucks Expertise across >150 waste streams >1.2 million services managed annually Access to new business previously unavailable Improves asset utilization, route densification Drives operational efficiencies Centralized invoicing and payment Ongoing performance and compliance oversight Quest Vendor Network Tangible Vendor Benefits

Focus on Large Clients with Complex Waste Streams Clients span multiple industries including grocery, retail, automotive, restaurant, industrial, and construction Trusted by Fortune© 1000 Businesses with national footprints and complex waste streams Strategic customer relationships with low churn 7-figure average deal size Ideal prospect is a national company with multiple locations and centralized decision making Provides significant share-of-wallet opportunity to organically develop through land-and-expand strategy

Broad Expertise Across Highly Complex Waste Streams

General Recyclable
- Cardboard
- Plastics
- Metals
- Pallets
- Wood
- Single stream

Automotive
- Used motor oil
- Used oily water
- Used antifreeze
- Oil water separators
- Used oil, air and paint filters
- Used absorbents
- Used aerosol cans
- Used tires
- Airbags
- Used brake fluid
- Used gas and diesel
- Paint waste

Food
- Fruit & vegetables
- Meat & seafood
- Full goods destructions
- Recalls
- Expired products
- Used cooking oil
- Grease traps

Regulated
- All combustible
- All corrosive
- All flammable liquids and solids
- All toxic
- Compressed gases
- Electronics
- Light bulbs
- Batteries
- Ballasts
- Wastewater

Construction
- Concrete
- Drywall
- Portable toilets
- Temporary office
- Temporary storage
- Open top containers
- Wash basins
- Trash

Asset-based operators have tremendous scale, but often with a narrower focus

More complex waste streams are serviced by a highly fragmented competitive landscape where operators specialize in few, or even a single, waste stream(s) given their specialized and/or highly regulated handling and disposal requirements

Quest's vendor network covers 150+ waste streams, providing unmatched breadth of expertise and allowing us to deploy capabilities for any solution anywhere in the U.S.

March 2026
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Technology & Data Quest’s proprietary technology and customer portal empowers large businesses with control over waste systems at scale to bring clarity to complex waste operations and support tailored insights that drive operational efficiencies Innovation Success Customer Portal & Experience Auditable Data Tailored Insight Enterprise-wide reporting dashboards for centralized management Real-time analytics that inform strategic decision-making Sensor-based monitoring for optimized waste handling Bill auditing that uses AI to prevent vendor billing inaccuracies Investing in automation, zero-touch Customers will be able to request service, dispatch a hauler, and receive a PO – all without human intervention Zero touch drives fewer service disruptions Model and value to client has evolved from price, to recycling services, to sustainability profile, now to data and insights Customer receives verified volume/reduction numbers for use in ESG and Sustainability reporting Outputs are auditable and standardized Data has inherent and growing value Data is fully transparent and shared with customers Most operators either do not have the data or won’t share it Vast database and real-time analysis support tailored, consultative insights that enhance cost controls drive efficiencies for customers Customer receives quarterly and annual business reviews that deliver detailed operational performance data Provides corporate level visibility into total business impact

Growing pipeline of new client opportunities Increased scale adds to value proposition Secular tailwinds of rising landfill costs and growing number of economically viable waste handling methods for complex waste Growing base of highly referenceable Fortune 1000 clients Highly Scalable Operating Model Large opportunity to expand by adding services and geographies to existing customers Significant operating leverage as scope of services expands Land Expand Multiple solutions for any service scenario Flexible and nimble capacity to meet changing and on-demand client needs Lower fixed and variable costs that are driven down by competitive vendor bidding Ability to grow with limited need for capital Organic growth engine and land-and-expand approach supported by unique asset-light model, ability to meet our customers’ dynamic and growing needs Asset-Light Expertise Vendor Network Capital-Light

Investment Priorities Improve cash generation and return to earnings growth Grow market share Improve returns on capital Drive shareholder returns Shareholder Returns Sign and onboard new business Execute share of wallet opportunities  Expand and diversify in non-Industrial end markets Organic Growth Priority use of cash Total debt of $64.0 million as of 12/31/25 Reduced debt by $12.3 million, or 16%, in 2025 Debt Reduction Optimize customer service to generate operating efficiencies Continue to elevate vendor management practices Optimize working capital Grow operating margins Drive Operating Efficiencies Balanced approach to capital allocation and investment priorities that improves balance sheet and supports investment in organic initiatives to drive shareholder returns

Historical Financials 1 Please see Appendix for non-GAAP reconciliations

Refocused and Deeply Experienced Management Team Perry Moss President & Chief Executive Officer Will Reynolds Senior Vice President of Business Solutions Tonya Martin Senior Vice President of Sales & Marketing Brett Johnston Chief Financial Officer & Senior Vice President Nick Ober Senior Vice President of Operations Felipe “Flip” Garcia Senior Vice President of Key Accounts

Investment Thesis

- **Large Addressable Market**: The waste management industry is $200B+ and growing as everyone is an involuntary generator of waste.
- **Asset-Light Model Delivers Unique Value for Customers, Vendors and Shareholders**: Our asset-light model allows us to be solution-agnostic and more responsive to customer demand. We maintain a broad and geographically diverse network of vendor relationships that we can deploy to any customer location for any solution, without reliance on owned equipment, trucks and facilities.
- **Breadth of Expertise**: We have handling expertise for 130+ different waste streams including highly complex lines such as automotive waste (motor oil, antifreeze, oil filters), highly regulated waste (batteries, compressed gases, corrosive and toxics), etc. that most competitors will not handle. These complex waste streams require value-add services and carry better economics than traditional waste and general recyclables.
- **Incentive Alignment Driven by Operating Efficiencies**: Our value and success is contingent upon our ability to help customers reduce and avoid costs, optimize service, and drive operational efficiencies across their business, meaning our incentives are fully aligned with our customers. The economics of asset-based operators are driven by landfill utilization, and economics of smaller regional operators are driven by equipment utilization – none of which are aligned with customer incentives.
- **Scalable Model**: Asset-light nature of the business means we require limited capital to effectively scale, and we execute a proven land-and-expand strategy to grow share of wallet with large, multi-location, and highly referenceable customers.
- **Highly Recurring and Contractual Financial Model**: High retention and service rates reduce churn, provide strong revenue visibility, and facilitate a cash generative model with high returns on invested capital.
- **Technology & Data**: Customer portal is a scalable, low-touch technology platform that elevates the customer experience, improves data reporting and process automation, and drives efficiencies to control costs. Data is transparently shared with customers to drive consultative value and sticky relationships.
- **Sustainability Reporting**: We help customers elevate their status as a conscientious steward of environmental resources to an increasingly engaged ESG audience, as well as ensure data is auditable and transparent for ESG and regulatory reporting/compliance.

March 2026
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Appendix

Customer Case Studies and Results

National Fleet Operator

One of the largest commercial fleets in the US needed to improve overall sustainability of their fleet of **71,000 SERVICE VEHICLES**

SOLUTION

- Quest implemented a comprehensive landfill diversion program
- Created closed loop recycling solutions
- Created an online ordering system to streamline their process

IMPACT

- **Secured $2M+ in annual savings**
- Recycled 885,000+ gallons of used motor oil; 937,000 pounds of oil filters; 342,000 scrap tires; and more than 100,000 gallons of hazardous waste per year
- Received company's Vendor Of The Year Award



Manufacturer

National manufacturer with **50+ PLANTS** in the US needed to reduce cost and reduce waste footprint



SOLUTION

Managed recycling of plastics, cardboard, metal, wastewater and full good destruction programs

IMPACT

- **Created detailed custom environmental reports that save the plants' EH&S managers 2 days of work per month**
- **Doubled landfill diversion rate**
- **Secured 10%+ savings**

Grocery Store Chain

Retailer with **2,000+ STORES** needed to reduce operating cost and increase landfill diversion

SOLUTION

Implemented a food waste recycling and a meat donation program, enhanced cooking oil and grease trap recycling program

IMPACT

- **Increased landfill diversion by 40%**
- **Secured 20%+ savings**
- **Reduce CO2 emission by more than 277,000 metric tons**
- **Client recognized by EPA for sustainability achievement**



March 2026
© 2026 Quest Resource Holding Corporation. Copying, publishing or redistributing outside of Quest is strictly prohibited.
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Reconciliation of U.S. GAAP to Non-GAAP Financial Measures RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA (in thousands) 2021 2022 2023 2024 2025 Revenue $ 155,715 $ 284,038 $ 288,378 $ 288,532 $ 250,217 Net income (loss) $ 1,691 $ (6,048) $ (7,291) $ (15,063) $ (15,382) Depreciation and amortization 2,764 9,966 9,948 10,272 6,051 Interest expense 2,495 7,281 9,729 10,312 9,209 Stock-based compensation 1,382 1,283 1,312 1,563 1,617 Loss on sale of assets, net - - - - 4,084 Acquisition, integration, and related costs 1,844 3,074 1,624 112 - Impairment Loss - - - 5,511 1,707 Other adjustments 376 710 501 1,471 1,995 Income tax expense 321 173 387 291 16 Adjusted EBITDA $ 10,873   $ 16,439   $ 16,210   $ 14,469 $ 9,297 Adjusted EBITDA Margin 7.0%   5.8%   5.6%   5.0% 3.7%

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA (in thousands) 4Q25 4Q24 FY 2025 FY 2024 Net income (loss) $ (1,656) $ (9,508) $ (15,382) $ (15,063) Depreciation and amortization 1,307 2,558 6,051 10,272 Interest expense 2,178 2,505 9,209 10,312 Stock-based compensation (48) 272 1,617 1,563 Acquisition, integration, and related costs — 21 — 112 (Gain) loss on sale of assets, net (255) — 4,084 — Impairment Loss — 5,511 1,707 5,511 Other adjustments 569 491 1,995 1,471 Income tax expense (benefit) 25 (174) 16 291 Adjusted EBITDA $ 2,120 $ 1,676 $ 9,297 $ 14,469 Adjusted EBITDA Margin 3.6% 2.4% 3.7% 5.0%

NASDAQ:QRHC Contact IR: Ryan Coleman or Nick Nelson QRHC@alpha-ir.com 312-445-2870